UBS Select Prime Preferred Fund
UBS Select Tax-Free Preferred Fund
Supplement to the Prospectus
dated August 28, 2009

December 16, 2009

Dear Investor:

UBS Global Asset Management (Americas) Inc. (“UBS Global AM”) is voluntarily waiving additional management fees through January 31, 2010, for UBS Select Prime Preferred Fund and UBS Select Tax-Free Preferred Fund.

The second to last note to the “Expenses and fee tables” on pages 5 and 17 of the prospectus is replaced with the following:

† The fund and UBS Global AM have entered into a written fee waiver agreement pursuant to which UBS Global AM is contractually obligated to waive its administrative fees so that the total ordinary operating expenses of the fund through August 31, 2010, do not exceed 0.14%. In addition, effective December 16, 2009, through January 31, 2010, UBS Global AM will voluntarily waive an extra 0.06% of its management fees (comprised of the remaining 0.04% of the administrative fee as well as 0.02% of the management fee imposed at the master fund level). As a result, the total ordinary annual fund operating expenses will be reduced to 0.08% through January 31, 2010, at which point the extra voluntary waivers would be phased out over several days.

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR YOUR FUTURE REFERENCE.

ZS-400